Filed Pursuant to Rule 497(b)

Registration File No. 033-46080

PROSPECTUS DATED JANUARY 23, 2014

SPDR® S&P 500® ETF Trust

(“SPDR 500 Trust” or the “Trust”)

(formerly known as “SPDR Trust, Series 1”)

(A Unit Investment Trust constituted outside Singapore and

organized in the United States)

PROSPECTUS ISSUED PURSUANT TO

DIVISION 2 OF PART XIII OF

THE SECURITIES AND FUTURES ACT,

CHAPTER 289 OF SINGAPORE

This Prospectus incorporates the US Prospectus dated January 22, 2014 issued by the SPDR 500 Trust, attached hereto

The collective investment scheme offered in this Prospectus is a recognised scheme under the Securities and Futures Act, Chapter 289 of Singapore (the “Act”). A copy of this Prospectus has been lodged with and registered by the Monetary Authority of Singapore (the “Authority”). The Authority assumes no responsibility for the contents of the Prospectus. Registration of the Prospectus by the Authority does not imply that the Act or any other legal or regulatory requirements have been complied with. The Authority has not, in any way, considered the investment merits of the collective investment scheme. The date of registration of this Prospectus with the Authority is January 23, 2014. This Prospectus will expire on January 23, 2015 (12 months after the date of registration).

The SPDR 500 Trust has been admitted to the Official List of the Singapore Exchange Securities Trading Limited (“SGX-ST”), and permission has been granted by the SGX-ST to deal in and for quotation on the SGX-ST Mainboard of all the units in the SPDR 500 Trust (“Units”) already issued as well as those Units which may be issued from time to time. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Prospectus and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the SPDR 500 Trust or the Units.

IMPORTANT: If you are in doubt about the contents of this Prospectus, you should consult your stockbroker, bank manager, solicitor, accountant or other financial adviser.

SPDR® S&P 500® ETF Trust

PROSPECTUS

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500®”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Markets, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR® S&P 500® ETF TRUST

This Prospectus, relating to the SPDR® S&P 500® ETF Trust (“SPDR 500 Trust” or the “Trust”), which is issued pursuant to Division 2 of Part XIII of the Securities and Futures Act, Chapter 289 of Singapore, has been lodged with and registered by the Monetary Authority of Singapore, who assumes no responsibility for its contents.

This Prospectus incorporates the attached US Prospectus dated January 22, 2014 issued by the Trust (“US Prospectus”). Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

The Trust’s fiscal year end is September 30.

The Trust is a unit investment trust organised in the United States (“US”), and is a single fund that issues securities called “Units”, which represent an undivided ownership interest in the common stocks that are actually held by the Trust and make up the Trust’s Portfolio (the “Portfolio Securities”). The “Portfolio” means the portfolio of the common stocks that are included in the Index (as defined below). The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”). The Trust’s Portfolio consists of substantially all of the component common stocks that comprise the Index, which are weighted in accordance with the terms of the Trust Agreement (defined below).

The top ten constituents (by weight) of the Trust as of 21 January 2014 are set out below:

No.	Name	Weighting
1.	Apple Inc.	3.00%
2.	Exxon Mobil Corporation	2.61%
3.	Google Inc. Class A	1.98%
4.	Microsoft Corporation	1.67%
5.	General Electric Company	1.61%
6.	Johnson & Johnson	1.61%
7.	Chevron Corporation	1.41%
8.	Wells Fargo & Company	1.35%
9.	JPMorgan Chase & Co.	1.33%
10.	The Procter & Gamble Company	1.32%

For additional details regarding the Trust’s Portfolio, please consult pages 49 to 54 in the US Prospectus attached hereto. All Units are denominated in US dollars.

PDR Services LLC, the sponsor of the Trust (the “Sponsor”), accepts full responsibility for the accuracy of information contained in this Prospectus, other than that given in the US Prospectus under the heading “Report of Independent Registered Public Accounting Firm”, and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief the facts stated and the opinions expressed in this Prospectus are fair and accurate in all material respects as at the date of this Prospectus and there are no other facts the omission of which would make any statement in this Prospectus misleading.

The Trust is governed by an amended and restated trust agreement (the “Trust Agreement”) between State Street Bank and Trust Company, the trustee of the Trust (the “Trustee”), and the Sponsor, dated as of January 1, 2004 and effective as of January 27, 2004, as amended by an amendment dated November 1, 2004 (effective as of November 8, 2004), by an amendment dated February 1, 2009 (effective as of February 13, 2009) and by an amendment dated November 23, 2009 (effective as of January 27, 2010). Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Bank and Trust Company at One Lincoln Street, Boston, Massachusetts, US 02111 during normal US business hours, or State Street Global Advisors Singapore Limited1, at 168 Robinson Road, #33-01, Capital Tower, Singapore 068912 during normal Singapore business hours.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of Units.

Investors in the Trust are advised to carefully consider the risk factors set out under the headings “SUMMARY - Principal Risks of Investing in the Trust” on pages 4 to 5 of the US Prospectus and “ADDITIONAL RISK INFORMATION” on pages 59 to 61 of the US Prospectus, and to refer to pages S-15 to S-21 of this Prospectus for a discussion of the US and Singapore tax consequences of an investment in Units.

ENQUIRIES

All enquiries about the Trust or requests for additional copies of this Prospectus should be directed to an investor’s local broker.

IMPORTANT:	READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

[1]	State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

CORPORATE INFORMATION

Sponsor to the Trust:	PDR Services LLC c/o NYSE Euronext Holdings LLC 11 Wall Street New York, New York US 10005

Legal advisers to the Sponsor as to US law:	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York US 10017

Legal advisers to the Sponsor as to Singapore law:	Stamford Law Corporation 10 Collyer Quay #27-00 Ocean Financial Centre Singapore 049315 Singapore

Trustee:	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts US 02111

Legal advisers to the Trustee as to Singapore law:	Allen & Gledhill LLP One Marina Boulevard #28-00 Singapore 018989 Singapore

Auditors:	PricewaterhouseCoopers LLP 125 High Street Boston, Massachusetts US 02110

US Distributor of Creation Units:	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado US 80203

TRADING AND SETTLEMENT

Trust Units are listed for trading on the Singapore Exchange Securities Trading Limited (“SGX-ST”) where they may be bought and sold in the secondary market at any time during the trading day. Market prices for Units traded on the SGX-ST are available on the SGX-ST website http://www.sgx.com/wps/portal/sgxweb/home/marketinfo/securities/etfs. Units may also be purchased by Authorized Participants directly from the Trust in the US by placing orders with the US Distributor, as facilitated through the Trustee, in a minimum unit, called a “Creation Unit”, of 50,000 Units or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”) (“Index Securities”). Such purchases and redemptions can be made only in the US at the then-current valuation as described herein on pages S-6 to S-8, and page S-11 under the heading “Redemption”. For the purposes of such purchases and redemptions of the Creation Units, the Evaluation Time (as defined on page S-11) is the closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time). For additional details on trading and settlement, please consult pages 5 to 7 and 38 to 47 in the US Prospectus attached hereto.

The primary trading market for Units is in the US, where Units are listed on NYSE Arca, Inc. (“NYSE Arca”). Investors should note that trading in Units may be halted under certain circumstances. Please refer to pages 54 to 55 and pages 59 to 61 in the US Prospectus for more details.

As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses equal or exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax (“GST”) at the prevailing standard rate of seven percent (7%). There will be a Singapore clearing fee, which is currently at the rate of 0.04% of the transacted value (up to a maximum of SGD600 per transaction or its equivalent in foreign currencies). Clearing fees may be subject to GST in Singapore at the prevailing standard rate of seven percent (7%). Units are traded in US dollars on the SGX-ST in 10 unit round lots. The term “market day” as used in this Prospectus means a business day in which transactions in Units can be executed and settled. Trading of Units on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

With respect to holders of Units in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of Units in Singapore should read this Prospectus carefully and all enquiries in relation hereto should be directed to their local brokers.

The SGX-ST imposes certain requirements for the continued listing of securities, including the Units, on the SGX-ST. There can be no assurance that the requirements of the SGX-ST necessary to maintain the listing of the Units of the Trust will continue to be met, the SGX-ST will not change its listing requirements or that the Units will always be listed on the SGX-ST. The Trust will not be terminated if Units are delisted from the SGX-ST. If the Units are delisted from the SGX-ST, investors may deliver the Units they hold out of CDP for trading on NYSE Arca through the delivery mechanisms described in section “3. Delivery of Units out of CDP for Trading on NYSE Arca” on page S-8 of this Prospectus.

1.     General

Units are issued by the Trust in the form of scripless securities which are eligible “book-entry-only” securities of The Depository Trust Company (“DTC”). As “book-entry-only” securities, Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

The Central Depository (Pte) Limited (“CDP”) maintains an account - Account No. 5700 (“DTC Account”) - with DTC. CDP may receive Units from or deliver Units to accounts maintained by member participants in DTC (“DTC Participants”).

Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of Units who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their Units in CDP. The term “Depository Agent” shall have the same meaning as that ascribed to it in section 130A of the Companies Act, Chapter 50 of Singapore.

Through the delivery mechanisms discussed below, it is possible for investors to purchase Units in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Daylight Saving Time (13 hours Eastern Standard time) in New York, and that NYSE Arca and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in Units between the two markets cannot occur simultaneously.

All dealings in, and transactions of, Units in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in the CDP. Investors should ensure that Units sold on the SGX-ST are available for settlement in their CDP account no later than the third market day following the transaction date.

Investors’ holdings of Units in their CDP account will be credited or debited for settlement on the third market day following the transaction date, i.e., T+3, T being the transaction date. If Units are not in an investor’s CDP account for settlement by 12 noon on T+3, the investor will be subject to the buy-in cycle on that afternoon to fulfill his delivery obligations. More information on the buy-in cycle is available on the SGX-ST website at http://www.sgx.com.

In the absence of unforeseen circumstances, the delivery of Units into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 1 p.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day.

2.     Delivery of Units to CDP for Trading on the SGX-ST

Investors who hold Units in DTC’s system in the US and wish to trade them on the SGX-ST can direct delivery of the Units to CDP; this book-entry transfer to CDP’s DTC Account may be effected only on a Free-of-Payment basis, and is subject to special procedures that will help to identify the relevant CDP Depository Agent. Investors may deliver their Units by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 1 p.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such Units into the DTC Account on the delivery date. Upon notification that its DTC Account has been credited, CDP will accordingly credit Units to the investor’s account.

Investors should ensure that their Units are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the Units for settlement pursuant to the trade, the CDP may buy-in against him or her.

3.     Delivery of Units out of CDP for Trading on NYSE Arca

Investors who hold Units with CDP and wish to trade on NYSE Arca must arrange to deliver the Units into their accounts with their DTC Participant for settlement of any such trade, which will occur on the third market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 1 p.m. Singapore time on the third market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of Units from the DTC Account. Upon receipt of the duly completed CDP delivery form, CDP will debit the investor’s securities account for the relevant number of Units and then instruct DTC to deliver the Units to the DTC Participant account as specified by the investor.

EXCHANGE RATES AND RISKS

Units traded on the SGX-ST are denominated and traded in US dollars. Units may only be created or redeemed in US dollars at the then-current value calculated in US dollars in the manner set out in the US Prospectus. Similarly, the Trust holds only Portfolio Securities that are denominated in US dollars and the distributions which may be made by the Trustee are in US dollars.

The Trust has no ability to manage its investments to hedge against fluctuations in exchange rates between the US dollar and the Singapore dollar. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds following a currency conversion.

GENERAL AND STATUTORY INFORMATION

1.     Appointment of Auditors

The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent registered public accountants designated from time to time by the Trustee.

2.     Duties and Obligations of the Trustee

The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

(i) the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Portfolio Securities in its name or the name of its nominee or the nominee of its agent;

(ii) the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

(iii) the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

(iv) the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve it in expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

(v) the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

(vi) in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

(vii) the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

(viii) the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of

Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

(ix) the Trustee must make, or cause to be made, such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

(x) the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Portfolio Securities therein, on file at its office and make the same available for inspection; and

(xi) the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.     Contracts

A holder of a Unit is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.     Vesting of Assets in the Trust

The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of the Units.

5.     Redemption

The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any Units. As described on pages 43 to 47 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

Only Units in Creation Units may be redeemed at their then-current valuation which is calculated on the Business Day on which the redemption order is properly received, as of the Evaluation Time which is the closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time). Please refer to pages 1, 43 to 47 and 59 to 61 of the US Prospectus for a further description of this process.

Investors owning Units in an amount less than a whole Creation Unit (i.e. less than 50,000 Units) or multiples thereof, are not permitted to tender their Units to the Trustee for redemption. Such investors can only dispose of their Units by selling them on the secondary market at any time during the trading day at market prices.

6.     Transfer of Units

As described on page S-8 of this Prospectus, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding Units on the DTC system. Beneficial ownership of Units will be shown on the records of DTC or its participants. Beneficial ownership records for holders of Units in Singapore will be maintained at CDP.

No certificates will be issued in respect of Units. Transfers of Units between investors will normally occur through the trading mechanism of the SGX-ST or NYSE Arca as described on pages S-6 to S-8 in this Prospectus and pages 43 to 47 in the US Prospectus.

7.     Meetings of Holders of Units; Voting; Distribution of Annual Reports

The Trust is not required by law to convene meetings of beneficial owners of the Units.

The Sponsor, the Trustee and CDP have entered into a Depository Agreement dated May 18, 2001, as supplemented by a supplemental depository agreement dated May 22, 2009 (“CDP Depository Agreement”), pursuant to which CDP has agreed to act as the depository for Units in Singapore. CDP’s duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of Units, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of Units, and (iii) providing the list of its Depository Agents and holders of Units who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

The Trustee arranges for the annual report of the Trust to be mailed to all holders of Units, including the holders of Units in Singapore, no later than the 60th day after the end of the Trust’s fiscal year. The most recent semi-annual report of the Trust may be found on the website https://www.spdrs.com/product/fund.seam?ticker=SPY.

The Sponsor or the Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of Units in Singapore, the relevant materials will be mailed to the holders of Units in Singapore.

8.     Declaration

It is hereby declared that no Units shall be created or issued pursuant to this Prospectus later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Prospectus.

9.     Allotment of Units

A Distribution Agreement was entered into as of November 1, 2011, between (1) the Sponsor, (2) the Trust and (3) ALPS Distributors, Inc. (“ALPS”), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

(i) act as the exclusive distributor for the creation and distribution of Creation Units;

(ii) hold itself available to receive and process orders for Creation Units; and

(iii) enter into arrangements with dealers.

It is the duty of the Trust and the Sponsor to create the Creation Units and to request DTC to record on its books the ownership of such Units in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.   Borrowing Powers

There are no borrowing powers conveyed in the Trust Agreement.

11.   Sponsor and Trustee

Sponsor

PDR Services LLC (“PDR”) was originally organized as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC (“Amex”) and all of its subsidiaries, including PDR, which is the Sponsor of the Trust. PDR was formed to act as sponsor for Amex’s exchange traded funds and other unit investment trusts. PDR will remain the Sponsor of the Trust until it is removed, it is replaced by a successor, it resigns or the Trust Agreement is terminated. Currently, the Sponsor is not permitted to receive remuneration for the services it renders as Sponsor.

On November 13, 2013, IntercontinentalExchange Group, Inc. (“ICE”) announced the completion of its acquisition of the NYSE Euronext (the parent company of the Sponsor). Upon the closing of the acquisition, IntercontinentalExchange, Inc. and the NYSE Euronext became wholly owned subsidiaries of ICE. As the parent company, ICE will be the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE”.

Trustee

State Street Bank and Trust Company is a bank and trust company organized under the laws of the Commonwealth of Massachusetts, US, which traces its beginnings to the founding of the Union Bank. The Trustee’s current charter was authorized by a special act of the Massachusetts Legislature in 1891, and its present name was adopted in 1960. The Trustee is subject to applicable US federal and state banking laws and to supervision and examination by the US Federal Reserve as well as by the Massachusetts Commissioner of Banks, the US Federal Deposit Insurance Corporation, and the regulatory authorities of those states and countries in which a branch of the Trustee is located. The Trustee is a wholly owned subsidiary of State Street Corporation, a financial holding company.

In accordance with the Trust Agreement, the Trustee, inter alia, acts as custodian to the Trust. In this regard, the assets of the Trust shall be held by, or to the order of the Trustee on behalf of and for the exclusive interest of the holders of the Units. The Trust Agreement does not allow the Trustee to delegate the safekeeping of the assets of the Trust to another custodian. The Trustee must ensure, inter alia, that adjustments to the Trust’s Portfolio are carried out in accordance with the law and the Trust Agreement.

The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

12.   Exercise of Voting Rights on Underlying Securities

The Trustee (rather than the beneficial owners of Units) has the right to vote all of the voting stocks in the Trust, as Trustee. It has the exclusive right to vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, shall abstain from voting. Historically, the Trustee has determined that it is not feasible to accurately or timely mirror vote. Accordingly, the Trustee has not performed mirror voting. The Trustee is exploring the use of third party services or technology to assist with mirror voting and, if feasible, may determine to mirror vote in the future. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters. There are no restrictions on the Trustee’s right to vote securities or Units when such securities or Units are owned by the Trustee in its individual capacity.

13.   Adjustments to Securities Held by the Trust

The Trust’s Portfolio Securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the Portfolio Securities and the Index Securities.

14.   Use of Financial Derivatives

The Trustee may not use or invest in financial derivatives on behalf of the Trust.

15.   Securities Lending and Repurchase Transactions

The Trustee may not engage in any securities lending transactions or repurchase transactions on behalf of the Trust.

16.   Distributions to Beneficial Owners

The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of securities options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of the Units. A description of the distribution process is contained on pages 9 to 10 and pages 61 to 63 of the US Prospectus. These distribution arrangements will be the same for holders of Units in Singapore, who will receive their entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses equal or exceed the amount of the dividend, investors will not receive any dividend.

17.   Consents

PricewaterhouseCoopers LLP, as the auditor of the Trust, has given and has not withdrawn its written consent to the issue of this Prospectus with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Prospectus. The report referred to in this Prospectus was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Prospectus.

Davis Polk & Wardwell LLP (as legal advisers to the Sponsor as to US law) has given and has not withdrawn its written consent to the inclusion in this Prospectus or references to its name in the form and context which it appears in this Prospectus.

18.   Important Tax Information

A.	CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of certain US federal income tax consequences of the beneficial ownership of Units by a person that is, for US federal income tax purposes, a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate (a “Non-US Holder”). The discussion below does not apply to a Non-US Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-US Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The discussion below provides general tax information relating to a Non-US Holder’s investment in Units, but it does not purport to be a comprehensive description of all the US federal income tax considerations that may be relevant to a particular Non-US Holder’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a Non-US Holder’s particular circumstances or tax consequences applicable to Non-US Holders subject to special rules, such as a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; or a passive foreign investment company.

If an entity that is classified as a partnership for US federal income tax purposes holds Units, the US federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular US federal income tax consequences of holding and disposing of the Units.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the US federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

The US federal income taxation of a Non-US Holder depends on whether the income that the Non-US Holder derives from the Trust is “effectively connected” with a trade or business that the Non-US Holder conducts in the United States (and if required by an applicable tax treaty, is attributable to a US permanent establishment maintained by the Non-US Holder). If the income that a Non-US Holder derives from the Trust is not “effectively connected” with a US trade or business conducted by such Non-US Holder, distributions of “investment company taxable income” (as described in the US Prospectus) to such Non-US Holder will generally be subject to US federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). There is currently no income tax treaty between the US and Singapore. Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust in its taxable years beginning before January 1, 2014, to the extent that the underlying income out of which the dividends are paid consists of US-source interest income or short-term capital gains that would not have been subject to US withholding tax if received directly by the Non-US Holder (“interest-related dividends” and “short-term capital gain dividends”, respectively). The Trust’s current taxable year began on October 1, 2013. It is unclear whether any legislation will be enacted that would extend this exemption from withholding to the Trust’s taxable years beginning on or after January 1, 2014.

A Non-US Holder whose income from the Trust is not “effectively connected” with a US trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from US federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains, as described in the US Prospectus. In addition, such a Non-US Holder will generally be exempt from US federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a US trade or business carried on by a Non-US Holder (and, if required by an applicable tax treaty, is attributable to a US permanent establishment maintained by the Non-US Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to US federal income tax on a net income basis, at the rates applicable to holders of Units who are US persons for US federal income tax purposes. For more information, see “Federal Income Taxes - Tax Consequences to U.S. Holders” in the US Prospectus. A Non-US Holder that is a corporation may also be subject to the US branch profits tax.

Information returns will be filed with the US Internal Revenue Service (the “IRS”) in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-US Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-US Holder does not certify its non-US status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-US Holder’s US federal income tax liability, if any, and may entitle the Non-US Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from US withholding on interest-related dividends, to qualify for the exemption from US backup withholding and to qualify for a reduced rate of US withholding tax on Trust distributions pursuant to an income tax treaty, a Non-US Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-US Holder must obtain a US taxpayer identification number and file a US federal income tax return, even if the Non-US Holder would not otherwise be required to obtain a US taxpayer identification number or file a US income tax return.

Sections 1471 through 1474 of the Code (“FATCA”) generally impose withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on, and gross proceeds from the sale or other disposition of, US common stock unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by US persons of interests in, or accounts with, the entity). Withholding taxes under FATCA will be imposed on dividends beginning on July 1, 2014, and on gross proceeds from dispositions beginning on January 1, 2017. Non-US Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

B.	CERTAIN SINGAPORE TAX CONSIDERATIONS

The following is a general description of material Singapore income tax, stamp duty and estate duty consequences of the ownership and disposal of Units. The summary discussion below is not intended to be, and does not purport to be, a comprehensive analysis of all the tax consequences relating to ownership and disposal of Units by a person who, for purposes of taxation in Singapore, is regarded as a Singapore resident taxpayer or otherwise. Prospective investors of Units should consult their own tax advisors concerning the tax consequences of their particular situations. This description, which is not intended to and does not constitute legal or tax advice, is based on laws, regulations and interpretations now in effect and available as of the date of this Prospectus. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive to the date of ownership of the Units. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

General

Subject to certain exceptions, Singapore tax resident and non-resident companies are subject to Singapore income tax on income accruing in or derived from Singapore and on foreign income received or deemed received in Singapore.

Foreign-sourced income in the form of branch profits, dividends and service income received or deemed received in Singapore by a resident corporate taxpayer is, however, tax-exempt (subject to certain conditions) if:

(a)	the income is subject to tax of a similar character to income tax under the law of the territory from which the income is received;

(b)	at the time the income is received in Singapore, the highest rate of tax of a similar character to income tax under the law of the territory from which the income is received on any gains or profits from any trade or business carried on by any company in that territory at that time is not less than 15%; and

(c)	the Comptroller of Income Tax is satisfied that the tax exemption would be beneficial to the person resident in Singapore.

The above exemption has been extended to include branch profits, dividends and service income which is exempted from tax of a similar character to income tax as a result of tax incentive granted by a foreign jurisdiction for carrying out substantive activities in that foreign jurisdiction. Tax exemption will also be granted on all foreign-sourced income accrued on or before January 21, 2009 to a resident company and which is received or deemed received in Singapore from January 22, 2009 to January 21, 2010 (both dates inclusive). For the purpose of the tax exemption on foreign-sourced income remitted to Singapore during the said period, the conditions specified in paragraphs (a) and (b) above will be temporarily lifted.

Resident and non-resident individuals are generally taxed on income arising in or derived from Singapore.

All foreign-sourced personal income received or deemed received in Singapore on or after January 1, 2004 by a Singapore tax resident individual (except where such income is received through a partnership in Singapore) will be exempt from tax in Singapore. Certain investment income derived from Singapore sources by individuals on or after January 1, 2004 will also be exempt from tax.

A company is regarded as a tax resident in Singapore if the control and management of its business is exercised in Singapore (for example, if the board of directors meets and makes policy-level decisions in Singapore). An individual is regarded as a tax resident in Singapore for income tax purposes if, in the calendar year preceding the year of assessment, he is physically present in Singapore or exercised an employment in Singapore (other than as a director of a company) for 183 days or more, or if he is a Singaporean or Singapore permanent resident if he has established his permanent home in Singapore.

Tax rates

The corporate tax rate is 17% from the Year of Assessment 2010 (i.e., financial year ending in 2009). With effect from the Year of Assessment 2008, three-quarters of the first SGD10,000 of a company’s chargeable income, and one-half of the next SGD290,000 of a company’s chargeable income is exempt from corporate tax. The remaining chargeable income (after the partial tax exemption) will be taxed at the applicable corporate tax rate. The above tax exemption does not apply to normal Singapore franked dividends received by companies.

Effective from the Year of Assessment 2005, a qualifying newly incorporated Singapore company that is a tax resident in Singapore will be eligible for full tax exemption on the first SGD100,000 of its normal chargeable income (other than Singapore taxable dividends) for each of the company’s first three consecutive Years of Assessment. With effect from the Year of Assessment 2008, a further 50% tax exemption is given on the next SGD200,000 of a qualifying company’s normal chargeable income (excluding Singapore taxable dividends) for each of the first three consecutive Years of Assessment. The remaining chargeable income (after the tax exemption as described) will be taxed at the applicable corporate tax rate. The qualifying conditions (relating to shareholders) for the tax exemption for new start-up companies has been revised with effect from the Year of Assessment 2009.

Singapore tax resident individuals are subject to tax based on a progressive scale. Since the Year of Assessment 2007 (i.e., calendar year 2006), the top marginal rate is 20%.

Income received by non-Singapore resident individuals will generally be taxed at 20% (subject to certain exemptions).

All tax residents in Singapore will be affected by tax rebates and exemptions granted by the Singapore government from time to time in line with its current financial and fiscal policies.

Ordinary Income Dividends

Dividends paid by the Trust on Units received by a Singapore resident individual in Singapore will generally be exempt from tax in Singapore (except where such income is received through a partnership).

Dividends on Units received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

Gains on Disposal of the Units

Singapore does not impose tax on capital gains. However, gains or profits from any trade, business, profession or vocation will be subject to Singapore income tax. Any profits from the disposal of Units are not taxable in Singapore unless the seller is regarded as having derived gains of an income nature, in which case, such profits would be taxable. In addition, holders of the Units who are adopting Financial Reporting Standards 39 (“FRS 39”) for Singapore income tax purposes may be required to recognise gains or losses, irrespective of disposal, in accordance with FRS 39. Please see the section below on “Adoption of FRS 39 treatment for Singapore income tax purposes”.

Adoption of FRS 39 treatment for Singapore income tax purposes

On December 30, 2005, the Inland Revenue Authority of Singapore issued a circular entitled “Income Tax Implications arising from the adoption of FRS 39-Financial Instruments: Recognition and Measurement” (as revised subsequently) (the “FRS 39 Circular”).

The Income Tax (Amendment) Act 2007 that contains legislative amendments to give effect to the FRS 39 Circular was gazetted on February 13, 2007. The relevant provisions shall be deemed to have come into operation on January 1, 2005 and generally apply, subject to certain “opt-out” provisions, to taxpayers who are required to comply with FRS 39 for financial reporting purposes.

Holders of the Units who may be subject to the tax treatment under the FRS 39 Circular should consult their own accounting and tax advisors regarding the Singapore income tax consequences.

Stamp Duty

Stamp duty is not applicable to electronic transfers of the Units through the CDP system.

Estate Duty

The Singapore government announced on February 15, 2008 that estate duty would be abolished for deaths occurring on and after February 15, 2008.

19.   Queries and Complaints

Investors may contact ALPS at the following toll free number to seek any clarification regarding the Trust: +1-866-732-8673.

20.   Additional Information on the Index

Further information on the Index is available online at http://www.spindices.com.

SPDR® S&P 500® ETF Trust

(“SPY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P 500® ETF Trust: NYSE Arca, Inc. under the symbol “SPY”

Prospectus Dated January 22, 2014

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2014 PDR Services LLC

SPDR S&P 500 ETF TRUST

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500®”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Markets, LLC. The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

i

SUMMARY

Investment Objective

The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee*	0.0569%
S&P License Fee	0.0305%
Marketing	0.0200%
Other Operating Expenses	0.0027%
Total	0.1101%

Trustee Waiver*	(0.0156)%

Net Expenses After Waiver	0.0945%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

*	Until February 1, 2015, State Street Bank and Trust Company, the trustee of the Trust (the “Trustee”), has agreed to waive a portion of its fee to the extent operating expenses exceed 0.0945%. Any fees waived by the Trustee may not be recouped by the Trustee in subsequent periods. After February 1, 2015, the Trustee may discontinue this fee waiver. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily net asset value. The fee waiver is calculated after taking into consideration the earnings credit to the Trustee with respect to uninvested cash balances of the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors.

Growth of $10,000 Investment Since Inception(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, the Trustee adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 2.99% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P 500 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only-System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners under certain circumstances described herein. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.     The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.     While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing Risk.     An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvested price for the last income distribution made in the last calendar year shown below (i.e., 12/20/13) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/31/13), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/31/14). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 15.84% for the quarter ended June 30, 2009

Lowest Quarterly Return: -21.92% for the quarter ended December 31, 2008

Average Annual Total Returns* (for periods ending December 31, 2013)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of Trust Units.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	32.13%	17.75%	7.30%
Return After Taxes on Distributions	31.50%	17.32%	6.93%
Return After Taxes on Distributions and Sale or Redemption of Creation Units	18.60%	14.43%	5.91%
Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

*	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “SPY”, through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units are also listed and traded on the Singapore Exchange Securities Trading Limited (stock code S27) and the Tokyo Stock Exchange (code 1557). In the future, Units may be listed and traded on other non-U.S. exchanges. Units may be purchased on other trading markets or venues in addition to the Exchange, the Singapore Exchange Securities Trading Limited and the Tokyo Stock Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P 500 INDEX

The Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and spans over 25 separate industry groups. As of December 31, 2013, the five largest industry groups represented in the Index were: Energy 10.3%; Software & Services 10.3%; Pharmaceuticals, Biotechnology & Life Sciences 8.8%; Diversified Financials 8.4%; and Capital Goods 8.3%. Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1960 through 2013. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future. THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1960	58.11	100.00	—%	3.47%
1961	71.55	123.13	23.13	2.98
1962	63.10	108.59	–11.81	3.37
1963	75.02	129.10	18.89	3.17
1964	84.75	145.84	12.97	3.01
1965	92.43	159.06	9.06	3.00
1966	80.33	138.24	–13.09	3.40
1967	96.47	166.01	20.09	3.20
1968	103.86	178.73	7.66	3.07
1969	92.06	158.42	–11.36	3.24
1970	92.15	158.58	0.10	3.83
1971	102.09	175.68	10.79	3.14
1972	118.05	203.15	15.63	2.84
1973	97.55	167.87	–17.37	3.06
1974	68.56	117.98	–29.72	4.47
1975	90.19	155.21	31.55	4.31
1976	107.46	184.93	19.15	3.77
1977	95.10	163.66	–11.50	4.62
1978	96.11	165.39	1.06	5.28
1979	107.94	185.75	12.31	5.47
1980	135.76	233.63	25.77	5.26
1981	122.55	210.89	–9.73	5.20
1982	140.64	242.02	14.76	5.81
1983	164.93	283.82	17.27	4.40
1984	167.24	287.80	1.40	4.64
1985	211.28	363.59	26.33	4.25
1986	242.17	416.75	14.62	3.49
1987	247.08	425.19	2.03	3.08
1988	277.72	477.92	12.40	3.64
1989	353.40	608.15	27.25	3.45
1990	330.22	568.26	–6.56	3.61
1991	417.09	717.76	26.31	3.24
1992	435.71	749.80	4.46	2.99
1993	464.45	802.70	7.06	2.78
1994	459.27	790.34	–1.54	2.82
1995	615.93	1,059.92	34.11	2.56

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1996	740.74	1,274.70	20.26	2.19
1997	970.43	1,669.99	31.01	1.77
1998	1,229.23	2,115.35	26.67	1.49
1999	1,469.25	2,528.39	19.53	1.14
2000	1,320.28	2,272.04	–10.14	1.19
2001	1,148.08	1,975.70	–13.04	1.36
2002	879.82	1,514.06	–23.37	1.81
2003	1,111.92	1,913.47	26.38	1.63
2004	1,211.92	2,085.56	8.99	1.72
2005	1,248.29	2,148.15	3.00	1.86
2006	1,418.30	2,440.72	13.62	1.81
2007	1,468.36	2,526.86	3.53	1.89
2008	903.25	1,554.38	–38.49	3.14
2009	1,115.10	1,918.95	23.45	1.95
2010	1,257.64	2,164.24	12.78	1.87
2011	1,257.60	2,164.17	–0.003	2.23
2012	1,426.19	2,454.29	13.41	2.19
2013	1,848.36	3,180.79	29.60	1.89

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although all distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which distributions are made. The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.”

No Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment program offered by such broker-dealer.

Distributions in cash that are reinvested in additional Units through a dividend reinvestment service, if offered by an investor’s broker-dealer, will be taxable dividends to the same extent as if such dividends had been received in cash.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii) unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2013 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and at least 90% of its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities in order to do so.

Tax Consequences to U.S. Holders

Distributions.     Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. To the extent that the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units.     In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires, or enters into a contract or option to acquire, Units within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will recognize gain or loss in an amount equal to the difference between the sum of the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.     Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally recognize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount realized with respect to such stock and the U.S. Holder’s basis in the stock. The amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns.     Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust in its taxable years beginning before January 1, 2014 to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively). The Trust’s current taxable year began on October 1, 2013. It is unclear whether any legislation will be enacted that would extend this exemption from withholding to the Trust’s taxable years beginning on or after January 1, 2014.

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Sections 1471 through 1474 of the Code (“FATCA”) generally impose withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on, and gross proceeds from the sale or other disposition of, U.S. common stock unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the entity). Withholding taxes under FATCA will be imposed on dividends beginning on July 1, 2014, and on gross proceeds from dispositions beginning on January 1, 2017. Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

SPDR S&P 500 ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of SPDR S&P 500 ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SPDR S&P 500 ETF Trust at September 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 26, 2013

SPDR S&P 500 ETF Trust

Statement of Assets and Liabilities

September 30, 2013

Assets
Investments in unaffiliated issuers, at value	$144,171,730,084
Investments in affiliates of the Trustee and the Sponsor, at value	381,774,858

Total investments	144,553,504,942
Cash	743,513,284
Dividends receivable — unaffiliated issuers net of withholding tax	171,570,283
Dividends receivable — affiliated issuers	1,130,446

Total Assets	145,469,718,955

Liabilities
Payable for investments purchased	66,286,445
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	495,014
Income distribution payable	738,009,477
Accrued Trustee expense	5,771,766
Accrued marketing expense	15,236,883
Accrued expenses and other liabilities	19,782,652

Total Liabilities	845,582,237

Net Assets	$144,624,136,718

Net Assets Consist of:
Paid in Capital (Note 4)	$151,845,255,567
Distribution in excess of net investment income	(704,159,370)
Accumulated net realized loss on investments	(6,973,204,369)
Net unrealized appreciation on investments	456,244,890

Net Assets	$144,624,136,718

Net asset value per Unit	$167.96

Units outstanding, unlimited units authorized, $0.00 par value	861,082,116

Cost of Investments:
Unaffiliated issuers	$143,736,604,325
Affiliates of the Trustee and the Sponsor	360,655,727

Total Cost of Investments	$144,097,260,052

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Statements of Operations

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Investment Income
Dividend income — unaffiliated issuers	$2,928,179,277	$2,135,559,412	$1,783,414,525
Dividend income — affiliates of the Trustee and the Sponsor	7,182,288	6,306,634	4,579,162
Foreign taxes withheld	(2,155,873)	—	—

Total Investment Income	2,933,205,692	2,141,866,046	1,787,993,687

Expenses
Trustee expense	74,263,542	55,224,103	49,583,282
S&P license fee	39,725,196	30,163,235	27,574,288
Marketing expense	26,083,464	19,708,823	17,790,322
Legal and audit services	475,897	895,131	262,513
Other expenses	3,081,480	2,692,302	1,438,294

Total Expenses	143,629,579	108,683,594	96,648,699
Trustee expense waiver	(20,385,210)	(15,559,404)	(12,589,426)

Net Expenses	123,244,369	93,124,190	84,059,273

Net Investment Income	2,809,961,323	2,048,741,856	1,703,934,414

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	16,411,092,129	8,742,019,176	12,378,051,573
Investment transactions — affiliates of the Trustee and the Sponsor	75,913,401	(418,387)	14,104,238
Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	2,965,943,531	13,032,032,478	(13,392,528,820)
Investment transactions — affiliates of the Trustee and the Sponsor	65,931,190	35,928,935	(49,684,986)

Net Realized and Unrealized Gain (Loss) on Investments	19,518,880,251	21,809,562,202	(1,050,057,995)

Net increase (decrease) in net assets resulting from operations	$22,328,841,574	$23,858,304,058	$653,876,419

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Statements of Changes in Net Assets

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,809,961,323	$2,048,741,856	$1,703,934,414
Net realized gain (loss) on investment transactions	16,487,005,530	8,741,600,789	12,392,155,811
Net change in unrealized appreciation (depreciation) on investment transactions	3,031,874,721	13,067,961,413	(13,442,213,806)

Net increase (decrease) in net assets resulting from operations	22,328,841,574	23,858,304,058	653,876,419

Net equalization credits and charges	69,879,138	115,422,459	136,345,475

Distributions to Unitholders from net investment income	(2,898,906,428)	(2,209,395,148)	(1,859,515,384)

Increase (decrease) in net assets from Unit transactions:
Proceeds from issuance of Units	421,569,465,638	412,781,633,972	442,329,234,719
Cost of Units redeemed	(414,539,883,142)	(397,131,183,744)	(438,449,217,218)
Net income equalization (Note 2)	(69,879,138)	(115,422,459)	(136,345,475)

Net increase (decrease) in net assets from issuance and redemption of Units	6,959,703,358	15,535,027,769	3,743,672,026

Net increase (decrease) in net assets during the period	26,459,517,642	37,299,359,138	2,674,378,536
Net assets at beginning of period	118,164,619,076	80,865,259,938	78,190,881,402

Net assets at end of period*	$144,624,136,718	$118,164,619,076	$80,865,259,938

Unit transactions:
Units sold	2,724,700,000	3,116,800,000	3,550,100,000
Units redeemed	(2,684,200,000)	(3,011,050,000)	(3,520,350,000)

Net increase (decrease)	$40,500,000	$105,750,000	$29,750,000

* Includes undistributed (distribution in excess of) net investment income	$(704,159,370)	$(615,214,265)	$(478,294,653)

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Net asset value, beginning of year	$144.00	$113.12	$114.13	$105.73	$116.52

Investment operations:
Net investment income(1)	3.36	2.77	2.42	2.20	2.32
Net realized and unrealized gain (loss) on investments	23.91	30.80	(1.16)	8.24	(10.90)

Total from investment operations	27.27	33.57	1.26	10.44	(8.58)

Net equalization credits and charges(1)	0.08	0.16	0.19	0.16	0.10

Less distributions from:
Net investment income	(3.39)	(2.85)	(2.46)	(2.20)	(2.31)

Net asset value, end of year	$167.96	$144.00	$113.12	$114.13	$105.73

Total return(2)	19.09%	29.96%	1.01%	10.08%	(6.90)%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.15%	2.08%	1.92%	1.98%	2.58%
Total expenses(3)	0.09%	0.09%	0.09%	0.09%	0.09%
Total expenses excluding Trustee earnings credit	0.11%	0.11%	0.11%	0.11%	0.10%
Total expenses excluding Trustee earnings credit and fee waivers	0.11%	0.11%	0.11%	0.11%	0.10%
Portfolio turnover rate(4)	2.99%	3.80%	3.72%	5.38%	6.68%
Net assets, end of year (000’s)	$144,624,137	$118,164,619	$80,865,260	$78,190,881	$71,655,866

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(2)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.

(3)	Net of expenses waived by the Trustee.

(4)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 1 — Organization

SPDR S&P 500 ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500® Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 Units (equivalent to three “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), and State Street Bank and Trust Company, as trustee of the Trust (the “Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

On November 13, 2013, IntercontinentalExchange Group, Inc. (“ICE”) announced the completion of its acquisition of the NYSE Euronext (the parent company of the Sponsor). Upon the closing of the acquisition, IntercontinentalExchange, Inc. and the NYSE Euronext became wholly owned subsidiaries of ICE. As the parent company, ICE will be the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE”.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements are presented in United States dollars.

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 2 — Significant Accounting Policies – (continued)

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has established a Pricing and Investment Committee (the “Committee”) for the purpose of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 2 — Significant Accounting Policies – (continued)

security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s NAV and the prices used by the S&P 500 Index, which, in turn, could result in a difference between the Trust’s performance and the performance of the S&P 500 Index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

The Trust did not hold any investments valued using Level 2 or Level 3 inputs as of September 30, 2013 and did not have any transfers between levels for the year ended September 30, 2013.

Investment Risk

The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the S&P 500 Index. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the S&P 500 Index.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income, which may be subject to withholding tax, is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its holders of Units (“Unitholders”) quarterly. The Trust declares and distributes net realized capital gains, if any, at least annually.

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 2 — Significant Accounting Policies – (continued)

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

U.S. Federal Income Tax and Certain Other Tax Matters

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

Accounting Standards Codification 740, Income Taxes (“ASC 740”) established financial accounting and disclosure requirements for recognition and measurement of tax positions taken, and whether those tax positions are more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. The Trust has not recognized any liabilities relating to tax positions considered to be uncertain tax positions for the current year or prior years. The Trust may be subject to potential examinations by certain taxing authorities for all open tax years (the current and prior years, as applicable). Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to new tax laws, regulations, and interpretations thereof.

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 2 — Significant Accounting Policies – (continued)

At September 30, 2013, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized gains, expiring September 30 of the year indicated:

2014	$1,174,140,896
2015	1,056,971,322
2016	917,820,735
2017	2,553,965,847
2018	188,539,023
Non-Expiring — Short Term	448,917,006
Non-Expiring — Long Term	625,288,341

During the tax year ended September 30, 2013, the Trust utilized capital loss carryforwards of $0 and had $380,379,645 of capital loss carryforwards expire.

During the year ended September 30, 2013, the Trust reclassified $16,803,212,328 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At September 30, 2013, the cost of investments for U.S. federal income tax purposes was $144,104,821,251. Accordingly, gross unrealized appreciation was $6,847,804,443 and gross unrealized depreciation was $6,399,120,753, resulting in net unrealized appreciation of $448,683,690.

The tax character of distributions paid during the year ended September 30, 2013 was $2,898,906,428 of ordinary income.

The tax character of distributions paid during the year ended September 30, 2012 was $2,209,395,148 of ordinary income.

The tax character of distributions paid during the year ended September 30, 2011 was $1,859,515,384 of ordinary income.

As of September 30, 2013, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) were undistributed ordinary income of $33,850,107, undistributed long-term capital gain of $0 and unrealized appreciation of $448,683,690.

Capital losses realized by the Trust after October 31 and ordinary income losses realized by the Trust after December 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Trust elected for U.S. federal income tax purposes to defer the following current year post October 31 and post

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 2 — Significant Accounting Policies – (continued)

December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

Post October Loss Deferral	$0
Late Year Ordinary Loss Deferral	0

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500 Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2013:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2013, the Adjustment Amount reduced the Trustee’s fee by $4,610,570. The Adjustment Amount included an excess of net transaction fees from processing orders of $4,023,246 and a Trustee earnings credit of $587,324.

The Trustee has voluntarily agreed to waive a portion of its fee, as needed, for one year until February 1, 2014, so that the total operating expenses do not exceed 0.0945% per annum of the daily NAV of the Trust. The total amount of such waivers by the Trustee for the years ended September 30, 2011, September 30, 2012 and September 30, 2013 are identified in the Statements of Operations. The Trustee has not entered into an agreement with the Trust to recapture waived fees in subsequent periods and the Trustee may discontinue the voluntary waiver.

S&P Dow Jones Indices LLC (“S&P”), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Markets, LLC (“SSGM” or the “Marketing Agent”) have entered into a License Agreement. The License Agreement

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 3 — Transactions with the Trustee and Sponsor – (continued)

grants SSGM, an affiliate of the Trustee, a license to use the S&P 500 Index and to use certain trade names and trademarks of S&P in connection with the Trust. The S&P 500 Index also serves as a basis for determining the composition of the Trust’s portfolio. The Trustee, (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGM for the use of the S&P 500 Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

Investments in Affiliates of the Trustee and the Sponsor

The Trust has invested in companies that are considered affiliates of the Trustee (State Street Corp.) and Sponsor (NYSE Euronext). Such investments were made according to the representative portion of the S&P 500 Index. The market value of these investments at September 30, 2013 is listed in the Schedule of Investments.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (“Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one

SPDR S&P 500 ETF Trust

Notes to Financial Statements

September 30, 2013

Note 4 — Unitholder Transactions – (continued)

Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the S&P 500 Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended September 30, 2013, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $176,356,264,327, $169,423,594,583, $3,970,308,050, and $3,854,040,433, respectively. Net realized gain (loss) on investment transactions in the Statements of Operations includes net gains resulting from in-kind transactions of $16,841,008,893.

SPDR S&P 500 ETF Trust

Other Information

September 30, 2013 (Unaudited)

For U.S. federal income tax purposes, the percentage of Trust distributions that qualify for the corporate dividends received deduction for the fiscal year ended September 30, 2013 is 97.94%.

For the fiscal year ended September 30, 2013, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value

As of September 30, 2013

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	> 200 BASIS POINTS	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	> 200 BASIS POINTS
2013	0	0	0	0	0	0
2012	0	0	0	0	0	0
2011	0	0	0	0	0	0
2010	0	0	0	0	0	0
2009	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500 Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and without this waiver returns would have been lower.

Cumulative Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500 ETF Trust
Return Based on NAV	19.09%	60.11%	105.33%
Return Based on Bid/Ask Price	19.22%	60.35%	105.37%
S&P 500 Index	19.34%	61.18%	107.37%
Average Annual Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500 ETF Trust
Return Based on NAV	19.09%	9.87%	7.46%
Return Based on Bid/Ask Price	19.22%	9.90%	7.46%
S&P 500 Index	19.34%	10.02%	7.57%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

SPDR S&P 500 ETF Trust

Schedule of Investments

September 30, 2013

Common Stocks	Shares	Value

3M Co.	6,273,661	$749,137,860
Abbott Laboratories	15,020,773	498,539,456
AbbVie, Inc.	15,273,138	683,167,463
Abercrombie & Fitch Co. (Class A)	768,290	27,174,417
Accenture PLC (Class A)	6,232,914	458,991,787
ACE, Ltd.	3,281,039	306,974,009
Actavis, Inc.(a)	1,678,059	241,640,496
Adobe Systems, Inc.(a)	4,518,140	234,672,192
Aetna, Inc.	3,596,942	230,276,227
AFLAC, Inc.	4,503,700	279,184,363
Agilent Technologies, Inc.	3,198,277	163,911,696
AGL Resources, Inc.	1,139,044	52,430,195
Air Products & Chemicals, Inc.	2,009,381	214,139,733
Airgas, Inc.	658,371	69,820,245
Akamai Technologies, Inc.(a)	1,704,759	88,136,040
Alcoa, Inc.	10,295,877	83,602,521
Alexion Pharmaceuticals, Inc.(a)	1,880,576	218,447,708
Allegheny Technologies, Inc.	1,037,580	31,666,942
Allergan, Inc.	2,855,770	258,304,396
Altera Corp.	3,088,626	114,773,342
Altria Group, Inc.	19,378,665	665,657,143
Amazon.com, Inc.(a)	3,576,008	1,118,003,141
Ameren Corp.	2,333,508	81,299,419
American Electric Power Co., Inc.	4,687,501	203,203,168
American Express Co.	8,970,179	677,427,918
American International Group, Inc.	14,238,125	692,400,019
American Tower Corp.	3,814,781	282,789,716
Ameriprise Financial, Inc.	1,912,611	174,200,610
AmerisourceBergen Corp.	2,216,806	135,446,847
AMETEK, Inc.	2,335,525	107,480,860
Amgen, Inc.	7,280,921	815,026,297
Amphenol Corp. (Class A)	1,539,832	119,152,200
Anadarko Petroleum Corp.	4,835,817	449,682,623
Analog Devices, Inc.	2,972,029	139,833,964
Aon PLC	3,001,153	223,405,829
Apache Corp.	3,901,598	332,182,054
Apartment Investment & Management Co. (Class A)	1,399,397	39,099,152
Apple, Inc.	8,783,677	4,187,618,010
Applied Materials, Inc.	11,588,973	203,270,586
Archer-Daniels-Midland Co.	6,336,903	233,451,507
Assurant, Inc.	760,193	41,126,441
AT&T, Inc.	51,337,651	1,736,239,357
Autodesk, Inc.(a)	2,161,858	89,003,694
Automatic Data Processing, Inc.	4,671,021	338,088,500
AutoNation, Inc.(a)	619,092	32,298,030
Autozone, Inc.(a)	349,594	147,783,872
AvalonBay Communities, Inc.	1,171,013	148,824,042
Avery Dennison Corp.	966,375	42,056,640
Avon Products, Inc.	4,155,711	85,607,647
Baker Hughes, Inc.	4,256,822	209,009,960
Ball Corp.	1,442,498	64,739,310
Bank of America Corp.	103,835,039	1,432,923,538
Baxter International, Inc.	5,254,843	345,190,637
BB&T Corp.	6,766,057	228,354,424

Common Stocks	Shares	Value

Beam, Inc.	1,543,304	$99,774,604
Becton, Dickinson & Co.	1,869,299	186,967,286
Bed Bath & Beyond, Inc.(a)	2,107,621	163,045,561
Bemis Co., Inc.	978,197	38,159,465
Berkshire Hathaway, Inc. (Class B)(a)	17,398,471	1,974,900,443
Best Buy Co., Inc.	2,589,315	97,099,313
Biogen Idec, Inc.(a)	2,289,481	551,215,446
BlackRock, Inc.	1,210,134	327,486,463
BorgWarner, Inc.	1,114,828	113,032,411
Boston Properties, Inc.	1,460,478	156,125,098
Boston Scientific Corp.(a)	13,076,892	153,522,712
Bristol-Myers Squibb Co.	15,911,507	736,384,544
Broadcom Corp. (Class A)	5,313,642	138,207,828
Brown-Forman Corp. (Class B)	1,569,491	106,929,422
C.H. Robinson Worldwide, Inc.	1,547,926	92,194,473
C.R. Bard, Inc.	764,811	88,106,227
CA, Inc.	3,205,575	95,109,410
Cablevision Systems Corp. (Class A)	2,087,711	35,157,053
Cabot Oil & Gas Corp.	4,065,212	151,713,712
Cameron International Corp.(a)	2,388,695	139,428,127
Campbell Soup Co.	1,725,415	70,241,645
Capital One Financial Corp.	5,633,556	387,250,639
Cardinal Health, Inc.	3,285,452	171,336,322
CareFusion Corp.(a)	2,143,815	79,106,774
CarMax, Inc.(a)	2,194,510	106,367,900
Carnival Corp.	4,282,347	139,775,806
Caterpillar, Inc.	6,151,347	512,837,799
CBRE Group, Inc. (Class A)(a)	2,682,236	62,040,119
CBS Corp. (Class B)	5,437,013	299,905,637
Celgene Corp.(a)	3,975,573	611,959,952
CenterPoint Energy, Inc.	4,117,707	98,701,437
CenturyLink, Inc.	5,872,395	184,275,755
Cerner Corp.(a)	2,819,456	148,162,413
CF Industries Holdings, Inc.	553,865	116,771,358
Chesapeake Energy Corp.	4,898,169	126,764,614
Chevron Corp.	18,673,493	2,268,829,399
Chipotle Mexican Grill, Inc.(a)	298,547	127,987,099
Chubb Corp.	2,470,139	220,484,607
CIGNA Corp.	2,755,711	211,803,947
Cincinnati Financial Corp.	1,409,906	66,491,167
Cintas Corp.	1,010,561	51,740,723
Cisco Systems, Inc.	51,817,085	1,213,556,131
Citigroup, Inc.	29,345,637	1,423,556,851
Citrix Systems, Inc.(a)	1,796,570	126,855,808
Cliffs Natural Resources, Inc.	1,458,007	29,889,144
Clorox Co.	1,262,980	103,210,726
CME Group, Inc.	3,036,553	224,340,536
CMS Energy Corp.	2,549,697	67,108,025
Coach, Inc.	2,705,284	147,519,137
Coca-Cola Enterprises, Inc.	2,403,563	96,647,268
Cognizant Technology Solutions Corp. (Class A)(a)	2,907,632	238,774,740
Colgate-Palmolive Co.	8,517,148	505,066,876
Comcast Corp. (Class A)	25,279,958	1,141,390,104
Comerica, Inc.	1,807,503	71,052,943
Computer Sciences Corp.	1,480,076	76,579,132

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Schedule of Investments (continued)

September 30, 2013

Common Stocks	Shares	Value

ConAgra Foods, Inc.	4,019,022	$121,937,127
ConocoPhillips	11,791,379	819,618,754
CONSOL Energy, Inc.	2,189,627	73,680,949
Consolidated Edison, Inc.	2,817,012	155,330,042
Constellation Brands, Inc. (Class A)(a)	1,601,644	91,934,366
Corning, Inc.	14,192,757	207,072,325
Costco Wholesale Corp.	4,211,990	484,884,289
Covidien PLC	4,447,091	271,005,726
Crown Castle International Corp.(a)	2,824,457	206,270,095
CSX Corp.	9,831,118	253,052,977
Cummins, Inc.	1,700,508	225,946,498
CVS Caremark Corp.	11,850,698	672,527,111
D.R. Horton, Inc.	2,695,839	52,380,152
Danaher Corp.	5,779,719	400,650,121
Darden Restaurants, Inc.	1,245,967	57,675,812
DaVita, Inc.(a)	1,704,804	97,003,348
Deere & Co.	3,700,724	301,201,926
Dell, Inc.	14,155,395	194,919,789
Delphi Automotive PLC	2,728,811	159,417,139
Delta Air Lines, Inc.	8,290,642	195,576,245
Denbury Resources, Inc.(a)	3,602,490	66,321,841
DENTSPLY International, Inc.	1,365,760	59,287,642
Devon Energy Corp.	3,688,292	213,035,746
Diamond Offshore Drilling, Inc.	670,506	41,785,934
DIRECTV(a)	4,939,233	295,119,172
Discover Financial Services	4,676,302	236,340,303
Discovery Communications, Inc. (Class A)(a)	2,232,571	188,473,644
Dollar General Corp.(a)	2,912,830	164,458,382
Dollar Tree, Inc.(a)	2,188,185	125,076,655
Dominion Resources, Inc.	5,571,154	348,085,702
Dover Corp.	1,681,543	151,053,008
Dr. Pepper Snapple Group, Inc.	1,962,416	87,955,485
DTE Energy Co.	1,677,792	110,700,716
Duke Energy Corp.	6,806,659	454,548,688
Dun & Bradstreet Corp.	394,414	40,959,894
E*TRADE Financial Corp.(a)	2,753,660	45,435,390
E. I. du Pont de Nemours & Co.	8,924,316	522,607,945
Eastman Chemical Co.	1,495,329	116,486,129
Eaton Corp. PLC	4,563,108	314,124,355
eBay, Inc.(a)	11,265,577	628,506,541
Ecolab, Inc.	2,621,020	258,851,935
Edison International	3,134,797	144,388,750
Edwards Lifesciences Corp.(a)	1,097,939	76,449,493
Electronic Arts, Inc.(a)	2,895,582	73,982,120
Eli Lilly & Co.	9,609,527	483,647,494
EMC Corp.	20,113,597	514,103,539
Emerson Electric Co.	6,906,419	446,845,309
Ensco PLC (Class A)	2,247,634	120,810,327
Entergy Corp.	1,709,175	108,002,768
EOG Resources, Inc.	2,624,068	444,202,231
EQT Corp.	1,450,070	128,650,210
Equifax, Inc.	1,163,670	69,645,650
Equity Residential	3,237,521	173,434,000
Exelon Corp.	8,233,053	244,027,691
Expedia, Inc.	1,037,079	53,710,321

Common Stocks	Shares	Value

Expeditors International of Washington, Inc.	1,988,606	$87,617,980
Express Scripts Holding Co.(a)	7,881,477	486,917,649
Exxon Mobil Corp.	42,545,752	3,660,636,502
F5 Networks, Inc.(a)	755,807	64,818,008
Family Dollar Stores, Inc.	925,951	66,686,991
Fastenal Co.	2,595,783	130,438,096
FedEx Corp.	2,871,539	327,671,315
Fidelity National Information Services, Inc.	2,819,481	130,936,698
Fifth Third Bancorp	8,571,382	154,627,731
First Solar, Inc.(a)	639,467	25,712,968
FirstEnergy Corp.	4,021,953	146,600,187
Fiserv, Inc.(a)	1,257,761	127,096,749
FLIR Systems, Inc.	1,397,928	43,894,939
Flowserve Corp.	1,390,801	86,772,074
Fluor Corp.	1,565,189	111,065,811
FMC Corp.	1,324,259	94,975,855
FMC Technologies, Inc.(a)	2,290,471	126,937,903
Ford Motor Co.	38,075,772	642,338,274
Forest Laboratories, Inc.(a)	2,253,810	96,440,530
Fossil Group, Inc.(a)	486,143	56,509,262
Franklin Resources, Inc.	3,929,969	198,659,933
Freeport-McMoRan Copper & Gold, Inc.	9,994,866	330,630,167
Frontier Communications Corp.	9,622,045	40,123,928
GameStop Corp. (Class A)	1,169,171	58,049,340
Gannett Co., Inc.	2,216,484	59,379,606
Garmin, Ltd.	1,187,884	53,680,478
General Dynamics Corp.	3,198,374	279,921,692
General Electric Co.	98,441,184	2,351,759,886
General Mills, Inc.	6,225,427	298,322,462
General Motors Co.(a)	9,079,042	326,573,141
Genuine Parts Co.	1,495,097	120,938,396
Genworth Financial, Inc. (Class A)(a)	4,753,323	60,795,001
Gilead Sciences, Inc.(a)	14,792,594	929,566,607
Google, Inc. (Class A)(a)	2,702,668	2,367,293,928
H&R Block, Inc.	2,611,202	69,614,645
Halliburton Co.	8,174,198	393,587,634
Harley-Davidson, Inc.	2,178,823	139,967,590
Harman International Industries, Inc.	656,537	43,482,446
Harris Corp.	1,083,570	64,255,701
Hartford Financial Services Group, Inc.	4,400,429	136,941,350
Hasbro, Inc.	1,103,880	52,036,903
HCP, Inc.	4,368,866	178,905,063
Health Care REIT, Inc.	2,742,011	171,046,646
Helmerich & Payne, Inc.	1,026,681	70,789,655
Hess Corp.	2,788,835	215,688,499
Hewlett-Packard Co.	18,596,061	390,145,360
Honeywell International, Inc.	7,589,036	630,193,549
Hormel Foods Corp.	1,297,759	54,661,609
Hospira, Inc.(a)	1,596,187	62,602,454
Host Hotels & Resorts, Inc.	7,183,790	126,937,569
Hudson City Bancorp, Inc.	4,572,561	41,381,677
Humana, Inc.	1,520,162	141,876,719
Huntington Bancshares, Inc.	8,124,706	67,110,072
Illinois Tool Works, Inc.	3,999,004	305,004,035
Ingersoll-Rand PLC	2,616,652	169,925,381
Integrys Energy Group, Inc.	755,972	42,251,275

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Schedule of Investments (continued)

September 30, 2013

Common Stocks	Shares	Value

Intel Corp.	48,149,332	$1,103,582,689
IntercontinentalExchange, Inc.(a)(b)	700,086	127,009,602
International Business Machines Corp.	9,953,300	1,843,152,094
International Flavors & Fragrances, Inc.	784,786	64,587,888
International Game Technology	2,540,876	48,098,783
International Paper Co.	4,289,610	192,174,528
Intuit, Inc.	2,867,664	190,154,800
Intuitive Surgical, Inc.(a)	387,365	145,753,829
Invesco, Ltd.	4,289,402	136,831,924
Iron Mountain, Inc.	1,595,936	43,122,191
J.C. Penney Co., Inc.(a)	2,944,177	25,967,641
Jabil Circuit, Inc.	1,774,266	38,466,087
Jacobs Engineering Group, Inc.(a)	1,247,638	72,587,579
JDS Uniphase Corp.(a)	2,251,518	33,119,830
Johnson & Johnson	27,235,744	2,361,066,647
Johnson Controls, Inc.	6,606,312	274,161,948
Joy Global, Inc.	1,024,427	52,286,754
JPMorgan Chase & Co.	36,381,965	1,880,583,771
Juniper Networks, Inc.(a)	4,960,357	98,512,690
Kansas City Southern	1,060,840	116,013,462
Kellogg Co.	2,446,266	143,669,202
KeyCorp	8,897,259	101,428,753
Kimberly-Clark Corp.	3,732,125	351,640,817
Kimco Realty Corp.	3,914,573	78,996,083
Kinder Morgan, Inc.	6,503,132	231,316,405
KLA-Tencor Corp.	1,599,724	97,343,205
Kohl’s Corp.	1,962,930	101,581,628
Kraft Foods Group, Inc.	5,732,770	300,626,459
L Brands, Inc.	2,316,098	141,513,588
L-3 Communications Holdings, Inc.	866,500	81,884,250
Laboratory Corp. of America Holdings(a)	897,549	88,983,008
Lam Research Corp.(a)	1,560,880	79,901,447
Legg Mason, Inc.	1,107,418	37,032,058
Leggett & Platt, Inc.	1,377,187	41,522,188
Lennar Corp. (Class A)	1,596,004	56,498,542
Leucadia National Corp.	3,027,105	82,458,340
Life Technologies Corp.(a)	1,655,702	123,896,181
Lincoln National Corp.	2,613,625	109,746,114
Linear Technology Corp.	2,249,997	89,234,881
Lockheed Martin Corp.	2,605,372	332,315,199
Loews Corp.	2,982,017	139,379,475
Lorillard, Inc.	3,656,122	163,721,143
Lowe’s Cos., Inc.	10,167,258	484,063,153
LSI Corp.	5,305,399	41,488,220
LyondellBasell Industries NV (Class A)	4,323,053	316,577,171
M & T Bank Corp.	1,256,076	140,580,026
Macy’s, Inc.	3,700,187	160,107,091
Marathon Oil Corp.	6,837,081	238,477,385
Marathon Petroleum Corp.	3,026,928	194,692,009
Marriott International, Inc. (Class A)	2,198,628	92,474,294
Marsh & McLennan Cos., Inc.	5,309,435	231,225,894
Masco Corp.	3,441,907	73,243,781
MasterCard, Inc. (Class A)	1,008,741	678,660,770
Mattel, Inc.	3,320,663	139,002,953

Common Stocks	Shares	Value

McCormick & Co., Inc.	1,274,545	$82,463,062
McDonald’s Corp.	9,669,143	930,268,248
McKesson Corp.	2,209,641	283,496,940
Mead Johnson Nutrition Co.	1,951,229	144,898,266
MeadWestvaco Corp.	1,706,176	65,483,035
Medtronic, Inc.	9,641,892	513,430,749
Merck & Co., Inc.	28,292,791	1,347,019,780
MetLife, Inc.	10,820,369	508,016,325
Microchip Technology, Inc.	1,881,592	75,809,342
Micron Technology, Inc.(a)	9,933,091	173,531,100
Microsoft Corp.	73,255,808	2,440,150,964
Molex, Inc.	1,336,568	51,484,599
Molson Coors Brewing Co. (Class B)	1,514,489	75,921,334
Mondelez International, Inc. (Class A)	17,211,413	540,782,596
Monsanto Co.	5,158,365	538,378,555
Monster Beverage Corp.(a)	1,311,553	68,528,644
Moody’s Corp.	1,870,981	131,586,094
Morgan Stanley	13,437,639	362,144,371
Motorola Solutions, Inc.	2,290,234	135,994,095
Murphy Oil Corp.	1,698,512	102,454,244
Mylan, Inc.(a)	3,672,999	140,198,372
Nabors Industries, Ltd.	2,512,799	40,355,552
National-Oilwell Varco, Inc.	4,120,833	321,878,266
NetApp, Inc.	3,287,066	140,094,753
Netflix, Inc.(a)	569,203	176,003,260
Newell Rubbermaid, Inc.	2,782,983	76,532,033
Newfield Exploration Co.(a)	1,298,368	35,536,332
Newmont Mining Corp.	4,774,434	134,161,595
News Corp. (Class A)(a)	4,812,402	77,287,176
NextEra Energy, Inc.	4,095,415	328,288,466
Nielsen Holdings NV	2,008,645	73,215,110
NIKE, Inc. (Class B)	7,225,946	524,892,717
NiSource, Inc.	3,009,152	92,952,705
Noble Corp.	2,430,163	91,787,257
Noble Energy, Inc.	3,459,506	231,821,497
Nordstrom, Inc.	1,442,173	81,050,123
Norfolk Southern Corp.	3,041,091	235,228,389
Northeast Utilities	3,018,340	124,506,525
Northern Trust Corp.	2,180,664	118,606,315
Northrop Grumman Corp.	2,225,181	211,970,742
NRG Energy, Inc.	3,111,246	85,030,353
Nucor Corp.	3,052,261	149,621,834
NVIDIA Corp.	5,564,340	86,581,130
NYSE Euronext(b)	2,341,254	98,285,843
O’Reilly Automotive, Inc.(a)	1,072,922	136,894,118
Occidental Petroleum Corp.	7,770,158	726,820,579
Omnicom Group, Inc.	2,518,379	159,765,964
Oneok, Inc.	1,988,068	106,003,786
Oracle Corp.	34,473,542	1,143,487,388
Owens-Illinois, Inc.(a)	1,586,254	47,619,345
PACCAR, Inc.	3,411,161	189,865,221
Pall Corp.	1,069,288	82,377,948
Parker-Hannifin Corp.	1,433,362	155,835,117
Patterson Cos., Inc.	807,162	32,447,912
Paychex, Inc.	3,106,202	126,236,049
Peabody Energy Corp.	2,589,610	44,670,773
Pentair, Ltd.	1,925,299	125,028,917
People’s United Financial, Inc.	3,280,363	47,171,620
Pepco Holdings, Inc.	2,394,072	44,194,569
PepsiCo, Inc.	14,914,749	1,185,722,545

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Schedule of Investments (continued)

September 30, 2013

Common Stocks	Shares	Value

PerkinElmer, Inc.	1,072,866	$40,500,692
Perrigo Co.	908,970	112,148,719
PetSmart, Inc.	1,034,760	78,910,798
Pfizer, Inc.	63,989,946	1,837,151,350
PG&E Corp.	4,264,110	174,487,381
Philip Morris International, Inc.	15,644,812	1,354,684,271
Phillips 66	5,906,452	341,511,055
Pinnacle West Capital Corp.	1,055,787	57,793,780
Pioneer Natural Resources Co.	1,338,787	252,762,986
Pitney Bowes, Inc.	1,916,516	34,861,426
Plum Creek Timber Co., Inc.	1,570,463	73,544,782
PNC Financial Services Group, Inc.	5,105,849	369,918,760
PPG Industries, Inc.	1,375,696	229,823,774
PPL Corp.	6,095,038	185,167,254
Praxair, Inc.	2,852,026	342,842,045
Precision Castparts Corp.	1,410,098	320,430,670
priceline.com, Inc.(a)	499,395	504,863,375
Principal Financial Group, Inc.	2,656,613	113,756,169
ProLogis, Inc.	4,804,853	180,758,570
Prudential Financial, Inc.	4,494,703	350,496,940
Public Service Enterprise Group, Inc.	4,866,593	160,256,907
Public Storage, Inc.	1,392,495	223,565,072
Pulte Group, Inc.	3,268,143	53,924,360
PVH Corp.	781,139	92,713,388
QEP Resources, Inc.	1,722,563	47,697,769
QUALCOMM, Inc.	16,580,890	1,116,888,750
Quanta Services, Inc.(a)	2,056,980	56,587,520
Quest Diagnostics, Inc.	1,468,804	90,757,399
Ralph Lauren Corp.	585,633	96,471,324
Range Resources Corp.	1,563,887	118,683,384
Raytheon Co.	3,135,282	241,636,184
Red Hat, Inc.(a)	1,855,829	85,627,950
Regeneron Pharmaceuticals, Inc.(a)	753,757	235,827,953
Regions Financial Corp.	13,594,492	125,884,996
Republic Services, Inc.	2,626,998	87,636,653
Reynolds American, Inc.	3,099,142	151,176,147
Robert Half International, Inc.	1,346,382	52,549,289
Rockwell Automation, Inc.	1,346,885	144,035,882
Rockwell Collins, Inc.	1,314,675	89,213,846
Roper Industries, Inc.	952,809	126,599,732
Ross Stores, Inc.	2,094,330	152,467,224
Rowan Companies PLC (Class A)(a)	1,182,218	43,411,045
Ryder System, Inc.	500,656	29,889,163
Safeway, Inc.	2,325,434	74,390,634
Salesforce.com, Inc.(a)	5,298,830	275,062,265
SanDisk Corp.	2,346,137	139,618,613
SCANA Corp.	1,341,329	61,754,787
Schlumberger, Ltd.	12,789,057	1,130,041,077
Scripps Networks Interactive (Class A)	1,055,260	82,426,359
Seagate Technology PLC	3,001,341	131,278,655
Sealed Air Corp.	1,889,096	51,364,520
Sempra Energy	2,178,658	186,493,125
Sherwin-Williams Co.	843,399	153,650,430
Sigma-Aldrich Corp.	1,159,998	98,947,829
Simon Property Group, Inc.	2,997,197	444,274,511
SLM Corp.	4,216,519	104,991,323

Common Stocks	Shares	Value

Snap-on, Inc.	562,134	$55,932,333
Southern Co.	8,392,809	345,615,875
Southwest Airlines Co.	7,018,115	102,183,754
Southwestern Energy Co.(a)	3,390,219	123,336,167
Spectra Energy Corp.	6,438,093	220,375,923
St. Jude Medical, Inc.	2,775,447	148,874,977
Stanley Black & Decker, Inc.	1,562,481	141,513,904
Staples, Inc.	6,489,412	95,069,886
Starbucks Corp.	7,261,930	558,950,752
Starwood Hotels & Resorts Worldwide, Inc.	1,865,622	123,970,582
State Street Corp.(c)	4,311,620	283,489,015
Stericycle, Inc.(a)	826,082	95,329,863
Stryker Corp.	2,849,607	192,604,937
SunTrust Banks, Inc.	5,180,038	167,936,832
Symantec Corp.	6,719,103	166,297,799
Sysco Corp.	5,726,993	182,290,187
T. Rowe Price Group, Inc.	2,494,780	179,449,525
Target Corp.	6,101,122	390,349,786
TE Connectivity, Ltd.	4,048,176	209,614,553
TECO Energy, Inc.	1,956,626	32,362,594
Tenet Healthcare Corp.(a)	1,006,471	41,456,540
Teradata Corp.(a)	1,596,746	88,523,598
Teradyne, Inc.(a)	1,835,779	30,327,069
Tesoro Corp.	1,322,539	58,165,265
Texas Instruments, Inc.	10,700,308	430,901,403
Textron, Inc.	2,679,839	73,990,355
The ADT Corp.	1,935,091	78,680,800
The AES Corp.	5,969,488	79,334,496
The Allstate Corp.	4,520,030	228,487,516
The Bank of New York Mellon Corp.	11,205,231	338,285,924
The Boeing Co.	6,707,085	788,082,487
The Charles Schwab Corp.	11,171,221	236,159,612
The Coca-Cola Co.	36,849,405	1,395,855,461
The Dow Chemical Co.	11,665,182	447,942,989
The Estee Lauder Cos., Inc. (Class A)	2,469,485	172,617,001
The Gap, Inc.	2,667,290	107,438,441
The Goldman Sachs Group, Inc.	4,037,851	638,828,407
The Goodyear Tire & Rubber Co.(a)	2,368,306	53,168,470
The Hershey Co.	1,446,515	133,802,637
The Home Depot, Inc.	13,847,568	1,050,338,033
The Interpublic Group of Cos., Inc.	4,135,975	71,056,051
The JM Smucker Co.	1,033,982	108,609,469
The Kroger Co.	5,018,001	202,426,160
The Macerich Co.	1,324,994	74,782,661
The McGraw-Hill Cos., Inc.	2,692,379	176,593,139
The Mosaic Co.	3,286,078	141,367,076
The NASDAQ OMX Group, Inc.	1,137,961	36,517,168
The Procter & Gamble Co.	26,470,052	2,000,871,231
The Progressive Corp.	5,353,176	145,766,982
The Travelers Cos., Inc.	3,639,354	308,508,039
The Walt Disney Co.	16,071,390	1,036,443,941
The Washington Post Co. (Class B)	44,319	27,094,421
The Western Union Co.	5,476,356	102,188,803
The Williams Cos., Inc.	6,562,765	238,622,135
Thermo Fisher Scientific, Inc.	3,461,109	318,941,194

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Schedule of Investments (continued)

September 30, 2013

Common Stocks	Shares	Value

Tiffany & Co.	1,064,306	$81,547,126
Time Warner Cable, Inc.	2,762,861	308,335,288
Time Warner, Inc.	8,892,840	585,237,800
TJX Cos., Inc.	6,940,681	391,385,002
Torchmark Corp.	903,953	65,401,000
Total System Services, Inc.	1,531,547	45,058,113
TripAdvisor, Inc.(a)	1,052,447	79,817,580
Twenty-First Century Fox, Inc. (Class A)	19,252,171	644,947,728
Tyco International, Ltd.	4,480,454	156,726,281
Tyson Foods, Inc. (Class A)	2,738,395	77,441,811
U.S. Bancorp	17,837,817	652,507,346
Union Pacific Corp.	4,483,645	696,489,414
United Parcel Service, Inc. (Class B)	6,981,170	637,869,503
United States Steel Corp.	1,358,433	27,970,135
United Technologies Corp.	8,157,043	879,492,376
UnitedHealth Group, Inc.	9,867,889	706,639,531
Unum Group	2,599,870	79,140,043
Urban Outfitters, Inc.(a)	1,052,166	38,688,144
V.F. Corp.	845,675	168,331,609
Valero Energy Corp.	5,325,143	181,853,633
Varian Medical Systems, Inc.(a)	1,051,112	78,549,600
Ventas, Inc.	2,827,375	173,883,562
VeriSign, Inc.(a)	1,306,013	66,463,002
Verizon Communications, Inc.	27,657,426	1,290,495,497
Vertex Pharmaceuticals, Inc.(a)	2,226,175	168,788,588
Viacom, Inc. (Class B)	4,195,695	350,676,188
Visa, Inc. (Class A)	4,987,885	953,184,823
Vornado Realty Trust	1,680,092	141,228,534
Vulcan Materials Co.	1,244,662	64,485,938
W.W. Grainger, Inc.	597,552	156,385,334
Wal-Mart Stores, Inc.	15,732,972	1,163,610,609
Walgreen Co.	8,401,993	452,027,223
Waste Management, Inc.	4,234,851	174,645,255
Waters Corp.(a)	826,958	87,831,209

Common Stocks	Shares	Value

WellPoint, Inc.	2,922,173	$244,322,885
Wells Fargo & Co.	46,709,666	1,930,043,399
Western Digital Corp.	2,038,942	129,268,923
Weyerhaeuser Co.	5,643,597	161,576,182
Whirlpool Corp.	756,920	110,843,365
Whole Foods Market, Inc.	3,597,569	210,457,786
Windstream Holdings, Inc.	5,716,102	45,728,816
Wisconsin Energy Corp.	2,193,180	88,560,608
WPX Energy, Inc.(a)	1,930,043	37,172,628
Wyndham Worldwide Corp.	1,315,893	80,229,996
Wynn Resorts, Ltd.	768,371	121,410,302
Xcel Energy, Inc.	4,797,368	132,455,330
Xerox Corp.	11,204,325	115,292,504
Xilinx, Inc.	2,544,215	119,221,915
XL Group PLC	2,839,876	87,524,978
Xylem, Inc.	1,796,184	50,167,419
Yahoo!, Inc.(a)	9,184,589	304,560,971
Yum! Brands, Inc.	4,340,281	309,852,661
Zimmer Holdings, Inc.	1,630,450	133,925,163
Zions Bancorporation	1,776,443	48,710,067
Zoetis, Inc.	4,913,755	152,916,056

Total Common Stocks(d) (Cost $144,097,260,052)		$144,553,504,942

(a)	Non-income producing security.
(b)	Affiliate of the Sponsor. See the table below for more information.
(c)	Affiliate of the Trustee. See the table below for more information.
(d)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

REIT = Real Estate Investment Trust

Investments in Affiliates of the Trustee and the Sponsor

SPDR S&P 500 ETF Trust has invested in companies that are considered affiliates of the Trustee (State Street Corp.) and the Sponsor (NYSE Euronext). Amounts related to these investments at September 30, 2013, and for the year then ended are (Note 3):

	Number of Shares Held at 9/30/12	Cost at 9/30/12	Value at 9/30/12	Purchased*		Sold*		Number of Shares Held at 9/30/13	Value at 9/30/13	Dividend Income	Realized Gain
				Cost	Shares	Proceeds	Shares
State Street Corp.	4,420,941	$208,776,609	$185,502,684	$340,616,640	5,906,042	$345,052,978	6,015,363	4,311,620	$283,489,015	$4,424,496	$62,942,263
NYSE Euronext	2,305,912	78,378,865	56,840,731	110,123,492	3,097,051	108,100,302	3,061,709	2,341,254	98,285,843	2,757,792	12,971,138
Intercontinental Exchange, Inc.	660,476	88,826,017	88,114,103	146,533,764	939,453	139,829,321	899,843	700,086	127,009,602	—	20,910,629

*	Purchased and Sold figures include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust

Schedule of Investments (continued)

September 30, 2013

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2013*

Industry	Percent of Net Assets**
Oil, Gas & Consumable Fuels	8.56%
Pharmaceuticals	6.23
Insurance	4.40
Computers & Peripherals	4.03
Media	3.83
Diversified Financial Services	3.76
IT Services	3.60
Software	3.40
Commercial Banks	2.81
Aerospace & Defense	2.72
Chemicals	2.58
Industrial Conglomerates	2.53
Biotechnology	2.44
Internet Software & Services	2.39
Food & Staples Retailing	2.38
Specialty Retail	2.34
Diversified Telecommunication Services	2.28
Beverages	2.22
Capital Markets	2.13
Health Care Providers & Services	2.05
Household Products	2.05
Semiconductors & Semiconductor Equipment	2.04
Real Estate Investment Trusts (REITs)	1.96
Energy Equipment & Services	1.89
Communications Equipment	1.89
Machinery	1.80
Hotels, Restaurants & Leisure	1.79
Health Care Equipment & Supplies	1.71
Electric Utilities	1.65
Tobacco	1.61
Food Products	1.60
Internet & Catalog Retail	1.34
Multi-Utilities	1.27
Consumer Finance	0.97
Road & Rail	0.92
Air Freight & Logistics	0.79
Electrical Equipment	0.79
Multiline Retail	0.77
Automobiles	0.77
Textiles, Apparel & Luxury Goods	0.75
Metals & Mining	0.54
Life Sciences Tools & Services	0.51
Electronic Equipment, Instruments & Components	0.46
Commercial Services & Supplies	0.42
Auto Components	0.41
Household Durables	0.34
Airlines	0.21

Industry	Percent of Net Assets**
Trading Companies & Distributors	0.20%
Personal Products	0.18
Paper & Forest Products	0.18
Construction & Engineering	0.17
Professional Services	0.16
Wireless Telecommunication Services	0.14
Containers & Packaging	0.14
Leisure Equipment & Products	0.13
Independent Power Producers & Energy Traders	0.11
Gas Utilities	0.11
Health Care Technology	0.10
Distributors	0.08
Office Electronics	0.08
Thrifts & Mortgage Finance	0.06
Building Products	0.05
Diversified Consumer Services	0.05
Construction Materials	0.04
Real Estate Management & Development	0.04
Other Assets & Liabilities	0.05

TOTAL	100.00%

*	SPDR S&P 500 ETF Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by an amended and restated trust agreement between the Trustee and the Sponsor, dated as of January 1, 2004 and effective as of January 27, 2004, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 50,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to persons creating Units. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor as facilitated through the Trustee. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term

“DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. State Street Global Markets, LLC (“SSGM”) may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 1:00 p.m. New York time or such other time as designated by the Trustee on settlement date.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 1:00 p.m. New York time on settlement date, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the prescribed settlement date and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed below. The delivery of Creation Units created as described above will occur no later than the prescribed settlement date. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the third day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 1:00 p.m. New York time on settlement date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. New York time on settlement date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the prescribed settlement date.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee.    The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 10 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Procedures for Redemption of Creation Units.    Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

An Authorized Participant submitting a redemption request is deemed to represent to the Trustee that (i) it (or its client) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such shares to the Trust. The Trustee reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request in connection with higher levels of redemption activity and/or short interest in the Trust. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trustee, the redemption request will not be considered to have been received in proper form and may be rejected by the Trustee.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted to the Trustee by telephone, through the Internet or by other transmission methods acceptable to the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units —Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”) on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite Units are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment will be delivered to the Beneficial Owner upon receipt of the requisite Units.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process.    A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) on settlement date, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 1:00 p.m. New York time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m. New York time on settlement date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered on settlement date and the Cash Redemption Payment to the redeeming Beneficial Owner on settlement date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Trust Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party.)

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 500 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2013, there were 19 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.08% to 0.02%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index. For the year ended September 30, 2013, the Misweighting Amount was 0.02%.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trustee provides written notice of the termination of the Trust, from and after the date of such notice, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

*	S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Trust Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market change. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Units also are listed and traded on the Singapore Exchange Securities Trading Limited and the Tokyo Stock Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/13” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.0945%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2015 to the extent operating expenses exceed 0.0945% after taking into consideration the earnings credit with respect to uninvested cash balances of the Trust. Thereafter, the Trustee may discontinue this voluntary waiver policy. The Trustee’s fee waiver will be calculated after earnings credits are applied. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily net asset value.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily net asset value of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGM, an affiliate of the Trustee, pursuant to which SSGM has agreed to market and promote the Trust. SSGM is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. SSGM separately receives fees from the Trustee for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.06% to 0.10% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as defined below). The compensation is computed on each Business Day based on the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount*
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2013, and as of December 31, 2013, the net asset value of the Trust was $144,624,136,718 and $176,385,012,925, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2013, the aggregate dollar amount of net fees paid to the Trustee was $53,878,332.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee’s fee by the amount that the Transaction Fees (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing

**	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

For example, during the year ended September 30, 2013, the Adjustment Amount included an excess of net transaction fees from processing orders of $4,023,246 and a Trustee earnings credit of $587,324. Thus, the Adjustment Amount reduced the Trustee’s fee by $4,610,570.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such last sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist.    Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk.    The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues.    Units are listed for trading on the Exchange under the market symbol “SPY” and are listed or traded on certain non-U.S. stock exchanges other than the Exchange. Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. Investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts.    The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units.    Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Large Cap Risk.    The Portfolio Securities will generally consist of equity securities of large-capitalization U.S. issuers. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail.    Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

Real Estate Investment Trusts (“REITs”) Risks.    The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning, and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Index’s REIT securities are concentrated in one geographic area or in one property type, the Trust will be particularly subject to the risks associated with that area or property type.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second (2nd) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust. The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the 1940 Act. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the 1940 Act. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A License Agreement between SSGM, an affiliate of the Trustee, and S&P grants a license to SSGM to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s”, “S&P”, “S&P 500”, “Standard & Poor’s 500” or “500” or to use the Index except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGM OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE TRUST UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK.    The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. On November 13, 2013, IntercontinentalExchange Group, Inc. (“ICE”) announced the completion of its acquisition of NYSE Euronext (the parent company of the Sponsor). Upon the closing of the acquisition, IntercontinentalExchange, Inc. and NYSE Euronext became wholly owned subsidiaries of ICE. NYSE Euronext Holdings LLC is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the

Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

The following information is being provided with respect to each officer and member of the Sponsor as at January 22, 2014.

Name	Nature of Relationship or Affiliation with Sponsor
Joseph Mecane	President
Laura Morrison	Senior Vice President
Janet McGinness	Secretary
NYSE MKT, LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Euronext Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the

Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE MKT, LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company
Joseph Mecane	NYSE Euronext Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies.	Executive Vice President

	New York Block Exchange LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Director

	NYSE Amex Options LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Director
	NYSE IP LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Chief Executive Officer

	NYSE MKT, LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	President and Chief Executive Officer

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).

Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company
Laura Morrison	NYSE Euronext Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies.	Senior Vice President

	The Borough of Manhattan Community College Foundation, c/o the City University of New York, 199 Chambers Street, New York, New York 10007	Not-for-profit organization whose sole business is to support the Borough of Manhattan Community College.	Director, Treasurer and Secretary

Janet McGinness**	NYSE Euronext Holdings LLC, 11 Wall Street, New York, New York 10005	Subsidiary of global operator of financial markets and provider of trading technologies.	Executive Vice President and Secretary

Joseph Mecane has been employed by NYSE Euronext Holdings LLC (or its predecessors) since May 2008. From November 2004 until May 2008, Mr. Mecane was a Managing Director in the Equities Division of UBS Investment Bank, where he was responsible for overseeing the firm’s wholesale and retail trade-execution business. Laura Morrison has been employed by NYSE Euronext Holdings LLC (or its predecessors) since 1995. Janet McGinness has been employed by NYSE Euronext Holdings LLC (or its predecessors) since 2006.

TRUSTEE

The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Lincoln Street, Boston, Massachusetts 02111. The Trustee’s Internal Revenue Service

**	In addition to her positions with the Sponsor and NYSE Euronext Holdings LLC, Ms. McGinness is a Director and/or an officer (e.g., Senior Vice President, Vice President, Associate General Counsel, Secretary, Assistant Secretary) of 24 other subsidiaries of NYSE Euronext Holdings LLC.

Employer Identification Number is 04-1867445. The Trustee is subject to applicable federal and state banking laws and to supervision and examination by the Federal Reserve as well as by the Massachusetts Commissioner of Banks, the FDIC, and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or the Trustee is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale, or the failure to make a sale, by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $25,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee has the exclusive right to vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, shall abstain from voting. Historically, the Trustee has determined that it is not feasible to accurately or timely mirror vote. Accordingly, the Trustee has not performed mirror voting. The Trustee is exploring the use of third party services or technology to assist with mirror voting and, if feasible, may determine to mirror vote in the future. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1997.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the

Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements as of September 30, 2013 included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the 1940 Act. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Trustee has reviewed the investment characteristics and limitations of the Trust and believes that, as of December 30, 2013, the Trust qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Trust as a UCI before investing in the Trust.

INFORMATION AND COMPARISONS RELATING TO SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2013. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

Frequency Distribution of Discounts and Premiums for SPDR Trust:

Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/2013(1)(2)

Range	Calendar Quarter Ending 3/28/2013	Calendar Quarter Ending 6/28/2013	Calendar Quarter Ending 9/30/2013	Calendar Quarter Ending 12/31/2013	Calendar Year 2013
> 200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	28	24	30	31	113
	46.7%	37.5%	46.9%	48.5%	44.8%
Total Days at Premium	28	24	30	31	113
	46.7%	37.5%	46.9%	48.5%	44.8%
Closing Price Equal to NAV	1	0	0	2	3
	1.7%	0.0%	0.0%	3.1%	1.2%
Total Days at Discount	31	40	34	31	136
	51.6%	62.5%	53.1%	48.4%	54.0%
0 — –25 Basis Points	31	40	34	31	136
	51.6%	62.5%	53.1%	48.4%	54.0%
–25 — –50 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV 100% of the time throughout 2013.

(1)	Source: NYSE Euronext Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/13*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Index. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	32.13%	126.35%	102.33%
Return Based on Bid/Ask Price(2)(3)(4)(5)	32.10%	127.05%	102.84%
Index	32.39%	128.19%	104.30%

Average Annual Total Return**

	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	32.13%	17.75%	7.30%
Return Based on Bid/Ask Price(2)(3)(4)(5)	32.10%	17.82%	7.33%
Index	32.39%	17.94%	7.41%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Euronext Holdings LLC and State Street Bank and Trust Company.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P 500 ETF TRUST

(“SPY”)

SPONSOR:

PDR SERVICES LLC

This prospectus does not include all of the information with respect to SPY set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-46080) and

•	Investment Company Act of 1940 (File No. 811-06125).

To obtain copies from the SEC at prescribed rates —

WRITE: Public Reference Section of the SEC

100 F Street, N.E., Washington, D.C. 20549

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about SPY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 22, 2014